Exhibit 10.1.4

AMENDMENT NO. 4 TO THE PATENT LICENSE AGREEMENT NO. C-00061901

BETWEEN:

L’Institut Pasteur, a public interest foundation, 25, rue du Docteur Roux, 75015 Paris, represented by Mr. Christophe Mauriet, Adjunct General Manager,

Hereafter referred to as “IP” or the “LICENSOR”, acting both on its own behalf and on behalf of:

•	Université Pierre et Marie Curie, 4, place de Jussieu, 75252 Paris Cedex 05, hereafter referred to as “UPMC”,

•	Institut Curie, 26, rue d’Ulm, 75248 Paris cedex 05, hereafter referred to as “IC”,

•	Le Centre National de la Recherche Scientifique, 3, rue Michel-Ange, 75794 Paris Cedex 16, hereafter referred to as “CNRS”.

Jointly also referred to as the “LICENSOR”,

Party of the first part,

AND:

CELLECTIS, a public limited company with a capital of 1,023,803.15 euros, headquartered at 8 Rue de la Croix Jarry, 75013 Paris cedex 15, represented by Mr. André Choulika, acting as Chief Executive Officer

Hereafter referred to as “Cellectis” or the “Licensee”,

Party of the second part.

The LICENSOR and LICENSEE are hereafter referred to as the “Parties”.

RECITALS:

On June 19, 2000, the Parties signed the license agreement no. C-00061901, modified by amendment no. 1 on March 15, 2001, amendment 2 on September 8, 2003, amendment 3 on February 26, 2008, (hereafter the “AGREEMENT”) by which the LICENSOR grants the LICENSEE operating rights over certain patent families.

Following discussions and exchanges between the Parties, they have decided by mutual agreement to remove from the AGREEMENT the patent family based on priority application FR95/09587 filed on August 7, 1995 and awarded on October 10, 1997, titled “Insertion gene cellule eucaryote”.

The Parties agree by this Amendment no. 4 to modify Schedule A of the AGREEMENT and the definition of the “AGREEMENT PATENTS” stated in Article 1.2 of the AGREEMENT.

It is thus agreed as follows:

ARTICLE 1

The Parties agree that Schedule A of this Amendment no. 4 replaces Schedule A of the AGREEMENT.

The Parties agree that in this Amendment no. 4, French patent no. 9509587, awarded on October 10, 1997, is excluded from the definition of the “AGREEMENT PATENTS” stated in article 1.2 of the AGREEMENT.

The AGREEMENT PATENTS are hereby defined as follows:

•	U.S. patent application Serial No. 07/879,689 filed on May 5, 1992 in the names of IP and UPMC, titled “Nucleotide sequence encoding the enzyme I-SceI and the uses thereof”, American patent no. 5830729 awarded on November 3, 1998, any divisional applications, “continuing” applications or reissue applications made on the basis of the patents and patent applications cited above, including the PCT extension of this application, published under no. WO 96 14 408, and patents and patent applications that may result from them, which are listed in Schedule A of this AGREEMENT, and the corresponding awarded patents which will be automatically added to SCHEDULE A of this AGREEMENT.

•	U.S. patent application Serial No. 634,192 filed on April 18, 1996 in the names of IP, IC and CNRS, which has never been extended abroad, and which gave rise to US patent no. 5 830 729 awarded on November 3, 1998, any divisional applications, “continuing” applications or re-issue applications filed on the basis of the patent application cited above, and

•	U.S. patent application no. US 275,638 filed on March 15, 2001 and titled “characterization of the I-SpomI Endonuclease from fission yeast”, including the PCT extension of this application, published under no. WO 02/074965, the patents and patent applications resulting from it, any patent application claiming priority over one of the aforementioned applications, any divisional applications, “continuing” applications or re-issue applications filed on the basis of the patents and patent applications cited above.

ARTICLE 2

2.1 All other provisions of the AGREEMENT shall remain unchanged and fully applicable between the Parties.

2.2 This Amendment no. 4 enters into force on its date of signature by the Parties.

2.3 This Amendment no. 4 and its Schedule form an integral part of the AGREEMENT.

Signed in Paris on	[Handwritten text: April 11, 2103]
In 2 original copies.

CELLECTIS	INSTITUT PASTEUR

SCHEDULE A

AGREEMENT PATENTS

Country	Title	Filing Number	Filing date	Type	Holder 1	Holder 2	Holder 3	Issuance number	Date

CANADA	SYNTHETIC GENE CODING FOR I-SceI ENZYME…	CA2283569	Nov. 6, 95		Institut Pasteur	Université P.M. CURIE	CNRS

EUROPE	SYNTHETIC GENE CODING FOR I-SceI ENZYME…	EP959384181	Nov. 6, 1995		Institut Pasteur	Université P.M. CURIE	CNRS

JAPON	SYNTHETIC GENE CODING FOR I-SceI ENZYME…	JP51505896	Nov. 6, 1995		Institut Pasteur	Université P.M. CURIE	CNRS

United States	SYNTHETIC GENE CODING FOR I-SceI ENZYME…	US971160	Nov. 5, 1992	Continuation in part	Institut Pasteur	Université P.M. CURIE	CNRS	5474896	Dec. 12, 95

United States	SYNTHETIC GENE CODING FOR I-SceI ENZYME…	US336241	Nov. 7, 1994	Continuation in part	Institut Pasteur	Université P.M. CURIE		5792632	Nov. 8, 1998

United States	SYNTHETIC GENE CODING FOR I-SceI ENZYME…	US417226	April 5, 1995	Division	Institut Pasteur	Université P.M. CURIE		5962327	Oct. 5, 1999

United States	SYNTHETIC GENE CODING FOR I-SceI ENZYME…	US465273	June 5, 1995	Continuation	Institut Pasteur	Université P.M. CURIE	5866361	Feb 2, 1999

United States	SYNTHETIC GENE CODING FOR I-SceI ENZYME…	US461624	June 5, 1995	Continuation	Institut Pasteur	Université P.M. CURIE

United States	SYNTHETIC GENE CODING FOR I-SceI ENZYME…	US643732	June 5, 1996	Continuation in part	Institut Pasteur	Université P.M. CURIE

United States	SYNTHETIC GENE CODING FOR I-SceI ENZYME…	US119024	July 20, 1998		Institut Pasteur	Université P.M. CURIE	5948678	Sept. 7, 1999

United States	SYNTHETIC GENE CODING FOR I-SceI ENZYME…	US196131	Nov. 20, 1998	Continuation	Institut Pasteur	Université P.M. CURIE

United States	SYNTHETIC GENE CODING FOR I-SceI ENZYME…	US244130	Feb. 4, 1999	Division	Institut Pasteur	Université P.M. CURIE

United States	SYNTHETIC GENE CODING FOR I-SceI ENZYME…	US492697	Jan. 27, 2000	Continuation	Institut Pasteur	Université P.M. CURIE

Country	Title	Filing Number	Filing date	Type	Holder 1	Holder 2	Holder 3	Issuance number	Date

United states	TRANSGENIC ANIMAL HOMOLOGOUS RECOMBINATION	US693948	Aug. 7, 96	Continuation	CNRS	Institut Pasteur	Institut Curie	5830729	Nov. 3, 98

United states	TRANSGENIC ANIMAL HOMOLOGOUS RECOMBINATION	US116834	July 17, 98	Continuation	CNR	Institut Pasteur	Institut Curie

U.S. patent application no. US 275,638 filed on March 15, 2001 and titled “Characterization of the I-SpomI Endonuclease from fission yeast”, including the PCT extension of this application, published under no. WO 02/ 074965, the patent applications and patents resulting therefrom, any patent applications claiming priority over one of the aforementioned applications, any divisional applications, any continuing applications or any applications for re-issue filed on the basis of the aforementioned patents and patent applications.